Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND TREASURER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Capital Beverage Corporation (the ” Company”) for the year ended December 31, 2010 (the “Report”), I, Benjamin Cohen, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2018	By:	/s/ Benjamin Cohen
Name: Benjamin Cohen
Title: Chief Executive Officer

In connection with the annual report on Form 10-K of Capital Beverage Corporation (the ” Company”) for the year ended December 31, 2010 (the “Report”), I, Benjamin Cohen, hereby certify in my capacity as Treasurer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2018	By:	/s/ Benjamin Cohen
Name: Benjamin Cohen
Title: Principal Accounting Officer